Execution Version

Exhibit 10.01

SECOND AMENDMENT
TO
AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
August 22, 2017
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

SECOND AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of August 22, 2017, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); the undersigned Lenders (including the New Lenders (as defined below), but excluding the Exiting Lenders); and solely for the purposes of Section 3 of this Second Amendment, the Exiting Lenders (as defined below).
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    On the Second Amendment Effective Date (as defined below), (i) each of BNP Paribas, Scotiabanc Inc. and UBS AG, Stamford Branch (each, an “Exiting Lender”, and collectively, the “Exiting Lenders”) desires to sell and assign its rights and obligations as a Lender under the Credit Agreement and (ii) each of the Bank of Nova Scotia and The Toronto-Dominion Bank, New York Branch (each, a “New Lender”, and collectively, the “New Lenders”) desires to become a Lender under the Credit Agreement, in each case as set forth herein.
E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Schedules in this Second Amendment refer to Sections and Schedules of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Cover. The cover page of the Credit Agreement is hereby amended by replacing “J.P. Morgan Securities LLC” with “JPMorgan Chase Bank, N.A.”.
2.2    Amendments to Section 1.01. Section 1.01 is hereby amended as follows:
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.17 or Section 10.04. The amount of each Lender’s Commitment as of the Second Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Second Amendment Effective Date is $1,750,000,000.
“Euro Sublimit” means $250,000,000.
“GBP Sublimit” means $250,000,000.
“Information Memorandum” means the Confidential Information Memorandum dated July 17, 2017 relating to the Borrower and the Transactions.
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes each Issuing Bank.
“Maturity Date” means October 29, 2020, and for any Lender agreeing to extend its Maturity Date pursuant to Section 2.19, the date on October 29th in each year thereafter pursuant to which the Maturity Date has been extended, but in no event later than October 29, 2021.
“NuStar Logistics Indenture” means that certain Indenture dated as of July 15, 2002 among the MLP, the Borrower and Wells Fargo Bank, National Association (the “NuStar Logistics Trustee”), as amended and supplemented by a Third Supplemental Indenture dated as of July 1, 2005, a Fourth Supplemental Indenture thereto dated as of April 4, 2008, a Fifth Supplemental Indenture thereto dated as of August 12, 2010, a Sixth Supplemental Indenture thereto dated as of February 2, 2012, a Seventh Supplemental Indenture thereto dated as of August 19, 2013 and an Eighth Supplemental Indenture thereto dated as of April 28, 2017, by and among the Borrower, the MLP as guarantor, NPOP, as affiliate guarantor and the NuStar Logistics Trustee.
(b)    The following definitions are hereby added to Section 1.01 in their appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Second Amendment Effective Date” has the meaning given such term in that certain Second Amendment to Amended and Restated 5-Year Revolving Credit Agreement dated as of August 22, 2017 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(c)    Clause (d) of the definition of “Defaulting Lender” is hereby amended and restated in its entirety to read as follows: “(d) has, or whose Lender Parent has, become the subject of a Bankruptcy Event or a Bail-In Action”.

(d)    Each of the following definitions is hereby deleted in its entirety: “Commitment Increase Effective Date”, “Increasing Lender”, “Initial Notice of Commitment Increase”, “New Funds Amount”, “New Lender”, “Notice of Confirmation of Commitment Increase”, “Partially Increasing Lender”, “Reducing Lender”, “Reduction Amount”.
2.3    Amendment to Section 2.04(b). Section 2.04(b) is hereby amended by replacing the parenthetical “(reasonably in advance of the requested date of issuance, amendment, renewal or extension)” with the parenthetical “(reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days)”.
2.4    Amendment to Section 2.04(i). Section 2.04(i) is hereby amended by adding the following sentence at the end thereof: “Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with the foregoing provisions of this Section 2.04(i).”
2.5    Amendment to Section 2.08(d). Section 2.08(d) is hereby amended and restated in its entirety to read as follows:
(d)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent (including payable in the currencies in which the Loans may be funded). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after an increase or reduction in such Lender’s Commitment pursuant to an assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form.
2.6    Amendment to Section 2.18. Section 2.18 is hereby amended and restated in its entirety to read as follows:
Section 2.18    [Reserved].
2.7    Amendment to Section 2.20(a)(iv). Clause (iv) of Section 2.20(a) is hereby amended and restated in its entirety to read as follows:
(iv) as of the Second Amendment Effective Date;
2.8    Amendments to Section 2.22(c)(i). Section 2.22(c)(i) is hereby amended by adding the following at the end thereof with the proviso “provided that, subject to Section 10.18, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation;”.
2.9    Amendment to Section 3.12. Section 3.12 is hereby amended by replacing the phrase “As of the date hereof” therein with the phrase “As of the Second Amendment Effective Date”.

2.10    Amendment to Article III. Article III is hereby amended by adding a new Section 3.14 to the end thereof to read as follows:
Section 3.14    EEA Financial Institution. Neither the Borrower nor any Guarantor is an EEA Financial Institution.
2.11    Amendment to Section 6.02(e). Section 6.02(e) is hereby amended and restated in its entirety to read as follows:
(e)    (i) other Liens securing (A) Indebtedness (including Liens granted on accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e)) and/or (B) obligations of the MLP, the Borrower or any Restricted Subsidiary under Permitted Swap Agreements, and (ii) assignments or sales of accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e), in an aggregate amount (in the case of both clauses (i) and (ii) above, without duplication of amounts constituting both Liens pursuant to clause (i) and assignments or sales pursuant to clause (ii)) that does not at any time exceed 15% of Consolidated Net Worth; and”.
2.12    Amendment to Section 6.11. Section 6.11 is hereby amended and restated in its entirety to read as follows:
Section 6.11    Financial Condition Covenant.
(a)    For the Rolling Periods ending June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, the MLP will not permit, as of the last day of such Rolling Period, its Consolidated Debt Coverage Ratio to be in excess of 5.50 to 1.00 for such Rolling Period.
(b)    For any Rolling Period ending on or after June 30, 2018, the MLP will not permit, as of the last day of such Rolling Period (each, a “Calculation Date”), its Consolidated Debt Coverage Ratio to be in excess of 5.00 to 1.00 (the “Standard Ratio”) for such Rolling Period; provided that if at any time the MLP or any of its Restricted Subsidiaries has consummated one or more acquisitions within the two most recently completed fiscal quarters prior to such Calculation Date for which the MLP or any of its Restricted Subsidiaries has paid aggregate net consideration of at least $50,000,000, then, for the two Rolling Periods the last day of which immediately follow the date on which such acquisition is consummated, the MLP will not permit, as of such Calculation Date, its Consolidated Debt Coverage Ratio to be in excess of 5.50 to 1.00; thereafter, compliance shall be determined by reverting back to the Standard Ratio; provided further that, notwithstanding the foregoing, or anything to the contrary contained in this Section 6.11, in no event shall the MLP permit at any time its Consolidated Debt Coverage Ratio to exceed 5.50 to 1.00 for any Rolling Period.
2.13    Amendment to Section 10.01(a). Section 10.01(a) is hereby amended by deleting clauses (ii) and (iii) therefrom and replacing such clauses with the following clauses (ii) and (iii):

(ii) If to the Administrative Agent:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Rd.
NCC5 / 1st Floor
Newark, DE 19713
Attention: Loan & Agency Services Group-Dimple Patel
Tel: 302-634-4154
Fax: 302-634-3301
Facsimile: 12012443629@tls.ldsprod.com
Email: dimple.x.patel@jpmchase.com

Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com

Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com

(iii) If to JPMorgan Chase Bank, N.A. in its capacity as Issuing Bank:

JPMorgan Chase Bank, N.A.
10420 Highland Manor Dr. 4th Floor
Tampa, FL 33610
Attention: Standby LC Unit
Tel: 800-364-1969
Fax: 856-294-5267
Email: gts.ib.standby@jpmchase.com

With a copy to:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Rd.
NCC5 / 1st Floor
Newark, DE 19713
Attention: Loan & Agency Services Group-Dimple Patel
Tel: 302-634-4154
Fax: 302-634-3301
Facsimile: 12012443629@tls.ldsprod.com
Email: dimple.x.patel@jpmchase.com

2.14    Amendment to Section 10.01(d). Section 10.01(d) is hereby amended by deleting the reference to “the Issuing Bank” in clause (ii) thereof and replacing such reference with the phrase “any Issuing Bank”.

2.15    Amendment to Article X. Article X is hereby amended by adding the following new Sections 10.18 and 10.19 to the end thereof to read as follows:
Section 10.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
Section 10.19    No Fiduciary Duty, etc. Each of the Borrower and the MLP acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower and the MLP with respect to the Loan Documents and the transactions contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or the MLP or any other Person. Each of the Borrower and the MLP agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each of the Borrower and the MLP acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each of the Borrower and the MLP shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to the Borrower or the MLP with respect thereto.
Each of the Borrower and the MLP further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower, the MLP and their Affiliates and other companies with which the Borrower, the MLP and their Affiliates may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
In addition, each of the Borrower and the MLP acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower, the MLP or their Affiliates may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower, the MLP or their Affiliates by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower, the MLP or their Affiliates in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each of the Borrower and the MLP also acknowledge that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, the MLP and their Affiliates, confidential information obtained from other companies.
2.16    Amendment to Schedules. Each of Schedule 2.01, Schedule 2.04, Schedule 3.12 and Schedule 6.07 is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01, Schedule 2.04, Schedule 3.12 and Schedule 6.07, respectively.
2.17    Amendment to Exhibits. Each of Exhibits C-1 and C-2 is hereby deleted in its entirety.
Section 3.    Assignment and Reallocation of Commitments and Loans. Effective as of the Second Amendment Effective Date, each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date (each such Lender, including, for the avoidance of doubt, each Exiting Lender, an “Existing Lender”) has, in consultation with the Borrower, agreed to reallocate its respective Commitment to, among other things, allow each Exiting Lender to sell and assign its Commitments and Loans under the Credit Agreement and each New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments (the “Assignment and Reallocation”). On the Second Amendment Effective Date and after giving effect to the Assignment and Reallocation, (a) the Commitment of each Lender (including each New Lender) shall be as set forth on Schedule 2.01 attached to this Second Amendment, which Schedule 2.01 supersedes and replaces Schedule 2.01 to the Credit Agreement (and for the avoidance of doubt, the Commitment of each Exiting Lender shall be $0); and (b) (i) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and (ii) each New Lender shall become a party to the Credit Agreement, as amended by this Second Amendment, as a “Lender”, and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents. Each of the Administrative Agent, each Issuing Bank, each New Lender, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each New Lender’s acquisition of an interest in the total Commitments and each Existing Lender’s assignment of its Commitment to the extent effected by the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender (including each Exiting Lender) shall be deemed to have sold and assigned its Commitment and Loans and each Lender (including each New Lender, but excluding each Exiting Lender) shall be deemed to have acquired the Commitment and Loans allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), as if each Lender (including each Exiting Lender and each New Lender) had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Lender (including each New Lender, but excluding each Exiting Lender) shall be an “Assignee”, (ii) each Existing Lender (including each Exiting Lender) shall be an “Assignor” and (iii) the term “Effective Date” shall be the Second Amendment Effective Date as defined herein. Such Assignment and Reallocation shall be without recourse to each Existing Lender (including each Exiting Lender) and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender (including such Exiting Lender). On the Second Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 10.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 10.04(b)(ii)(C), each New Lender shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.
Section 4.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Second Amendment Effective Date”):
4.1    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.
4.2    The Lenders shall have received the audited financial statements of the MLP for the year ending December 31, 2016 and unaudited consolidated financial statements of the MLP for the fiscal quarter ending June 30, 2017, together with the financial statements of the Borrower contained in the consolidating footnote of the MLP’s Form 10-K and Form 10-Q filing most recently filed with the SEC. Such financial statements shall be prepared in accordance with GAAP except for the lack of footnotes with respect to the Borrower and fairly present the financial condition of the MLP or the Borrower, as applicable.
4.3    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Amy Perry, in-house counsel of the MLP, providing the opinions set forth in Exhibit B to the Credit Agreement, and such opinion covering such other matters relating to the Borrower, the General Partner, the Guarantors, the Credit Agreement or this Second Amendment as the Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver her opinion to the Administrative Agent and the Lenders.

4.4    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
4.5    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the General Partner, the MLP, the Guarantors, the authorization of this Second Amendment, and any other legal matters relating to the Borrower, the General Partner, the MLP, the Guarantors, the Credit Agreement or this Second Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.
4.6    The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, Vice President or a Financial Officer of each of the Borrower and the MLP confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.
4.7    The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act.
4.8    Each Exiting Lender shall have received all payments pursuant to the Credit Agreement (including payments of principal, interest, fees and other amounts) due and payable to such Exiting Lender as of the Second Amendment Effective Date after giving effect to Section 3 of this Second Amendment.
4.9    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective (and the Second Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 10.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
5.3    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as Co-Syndication Agent, as an Issuing Bank and as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as Co-Syndication Agent, as an Issuing Bank and as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Andrea Ozbolt
Name:	Andrea Ozbolt
Title:	First Vice President

By:	/s/ Jill Ilski
Name:	Jill Ilski
Title:	First Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Tariq Masand
Name:	Tariq Masand
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ L.J. Perenyi
Name:	L.J. Perenyi
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ M. Luke Healy
Name:	M. Luke Healy
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH, as a Lender

By:	/s/ Bill Wang
Name:	Bill Wang
Title:	Senior Vice President & General Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

Solely for the purposes of Section 3 of this Second Amendment:

BNP PARIBAS, as an Exiting Lender

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

By:	/s/ Reginald Crichlow
Name:	Reginald Crichlow
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

Solely for the purposes of Section 3 of this Second Amendment:

SCOTIABANC INC., as an Exiting Lender

By:	/s/ J. Lima
Name:	J. Lima
Title:	Authorized Signature

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

Solely for the purposes of Section 3 of this Second Amendment:

UBS AG, STAMFORD BRANCH, as an Exiting Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SCHEDULE 2.01
Commitments

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$104,000,000.00
Mizuho Bank, Ltd.	$104,000,000.00
PNC Bank, National Association	$104,000,000.00
SunTrust Bank	$104,000,000.00
Wells Fargo Bank, National Association	$104,000,000.00
Bank of America, N.A.	$90,000,000.00
Barclays Bank PLC	$90,000,000.00
Compass Bank	$90,000,000.00
Citibank, N.A.	$90,000,000.00
Deutsche Bank AG New York Branch	$90,000,000.00
DNB Capital LLC	$90,000,000.00
Royal Bank of Canada	$90,000,000.00
Sumitomo Mitsui Banking Corporation	$90,000,000.00
The Toronto-Dominion Bank, New York Branch	$90,000,000.00
The Bank of Nova Scotia	$90,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$90,000,000.00
U.S. Bank National Association	$90,000,000.00
Branch Banking and Trust Company	$50,000,000.00
Comerica Bank	$50,000,000.00
First Commercial Bank New York Branch	$25,000,000.00
Frost Bank	$25,000,000.00
TOTAL:	$1,750,000,000.00

SCHEDULE 2.04
LC Issuance Limits

Issuing Bank	LC Issuance Limit
JPMorgan Chase Bank, N.A.	$80,000,000
SunTrust Bank	$80,000,000
Mizuho Bank, Ltd.	$80,000,000
Wells Fargo Bank, National Association	$80,000,000
PNC Bank, National Association	$80,000,000
TOTAL:	$400,000,000

SCHEDULE 3.12
Subsidiaries

Subsidiary	Jurisdiction of Formation	Restricted/ Unrestricted/Material	Ownership Percentage
Bicen Development Corporation N.V.	Netherlands	Restricted	100%
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
LegacyStar Services, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Burgos, LLC	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Eastham Limited	England	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar Grangemouth Limited	England	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacional, S de R.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted – Material	100%
NuStar Permian CC Storage, LLC	Delaware	Restricted	100%
NuStar Permian Crude Logistics, LLC	Delaware	Restricted	100%
NuStar Permian Crude Storage, LLC	Delaware	Restricted	100%
NuStar Permian Field Services, LLC	Delaware	Restricted	100%
NuStar Permian Holdings, LLC	Delaware	Restricted	100%
NuStar Permian Operating, LLC	Delaware	Restricted	100%
NuStar Permian Services, LLC	Delaware	Restricted	100%
NuStar Permian Transportation and Storage, LLC	Delaware	Restricted	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted – Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
NuStar Refining, LLC	Delaware	Restricted	100%
NuStar Services Company LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals Antilles N.V.	Curacao	Restricted	100%
NuStar Terminals B.V.	Netherlands	Restricted	100%

Subsidiary	Jurisdiction of Formation	Restricted/ Unrestricted/Material	Ownership Percentage
NuStar Terminals Canada Co.	Canada	Restricted	100%
NuStar Terminals Canada Holdings Co.	Canada	Restricted	100%
NuStar Terminals Canada Partnership	Canada	Restricted	100%
NuStar Terminals Corporation N.V.	Curacao	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals Limited	England	Restricted	100%
NuStar Terminals Marine Services N.V.	Netherlands	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals N.V.	Netherlands	Restricted – Material	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
Petroburgos, S. de R.L. de C.V.	Mexico	Restricted	100%
Point Tupper Marine Services Co.	Canada	Restricted	100%
Saba Company N.V.	Netherlands	Restricted	100%
Seven Seas Steamship Company (Sint Eustatius) N.V.	Netherlands	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%

SCHEDULE 6.07
Affiliate Agreements
Non-Compete Agreement, dated July 19, 2006, between NuStar GP Holdings, LLC, NuStar Energy L.P., Riverwalk Logistics, L.P. and NuStar GP, LLC.
Amended and Restated Services Agreement dated March 1, 2016 between NuStar Energy L.P., NuStar GP Holdings, LLC, NuStar GP, LLC and NuStar Services Company LLC.
Omnibus Amendment to Employee Benefit Plans of NuStar GP, LLC Reflecting Change in Plan Sponsorship to NuStar Services Company LLC, effective as of March 1, 2016, among NuStar GP, LLC and NuStar Services Company LLC.
Assignment and Assumption Agreement dated March 1, 2016 between NuStar GP, LLC and NuStar Services Company LLC.